Exhibit 32.1
CERTIFICATION OF PERIODIC FINANCIAL REPORTS

I, David Maher, President and Chief Executive Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)the Annual Report on Form 10‑K for the year ended December 31, 2023, (the Periodic Report) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of Acushnet Holdings Corp.

Date: February 29, 2024

	By:	/s/ DAVID MAHER
		Name:	David Maher
		Title:	President and Chief Executive Officer